UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

November 8, 2004

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Capital One Financial Corporation, acting through its subsidiary Capital One Services, Inc. (“Capital One” or the “Company”), entered into a services agreement with First Data Corporation, acting through its subsidiary, First Data Resources, Inc. (“First Data”), effective November 8, 2004.

Under the terms of the agreement, the Company will initially transition to First Data approximately 90 percent of Capital One’s volumes of certain production services, including statement and letter printing, card embossing, outbound mail handling and paper payment remittance processing. This agreement will supersede the Company’s existing agreements with First Data for similar services. By expanding its relationship with First Data, the Company expects to:

•	Achieve improvement in service levels and maintain current capabilities;

•	Expand disaster recovery and business continuity coverage; and

•	Reduce operating expenses and capital costs associated with these functions.

The services included within the scope of the agreement will be transitioned to First Data in phases over the course of eight months. The agreement includes service level requirements, audit rights, and obligations to comply with applicable laws.

The initial term of the agreement is five years. In addition, the Company can terminate the agreement at its discretion, subject to payment of a termination fee that declines over time, or for cause without payment of any termination fee.

As required, the Company will file a copy of the agreement as an exhibit to its Form 10-K filing for the fiscal year ended December 31, 2004.

Item 7.01 Regulation FD Disclosure.

The Company hereby furnishes the information in Exhibit 99.1 hereto, via Press Release issued on November 9, 2004.

Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Press release of the Company, dated November 9, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: November 12, 2004	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr. Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

99.1	Press Release of the Company dated November 9, 2004.

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